BUSINESS LEASE

     This lease, dated 9-1-95, is between ORAL, GARY H. SCHLATTER, as Landlord, and ORALABS, as Tenant.

     In consideration of the payment of the rent and the performance of the covenants and agreements by the Tenant set forth herein, the Landlord does hereby  lease to Tenant  the  following  described  premises  situate  in ......
County, in the State of Colorado; the address of which is 2901 S. Tejon St., Englewood CO 80110 as of June 15, 1996 add 2975 S. Tejon to this lease.

     Said premises, with all the appurtenances, are leased to the Tenant from the date of 9-1-95 until the date of 9-1-2000 at and for a rental for the full term of $.......,  payable in monthly installments of $4,000, add $1500 (Fifteen hundred) per month upon occupancy of 2975 S. Tejon (connected to 2901) in advance, on the 1st day of each calendar month during the term of this lease, payable at 2901 S. Tejon St., Englewood, CO 80110, without notice.

THE TENANT, IN CONSIDERATION OF THE LEASING OF THE PREMISES AGREES AS FOLLOWS:

     1. The Tenant shall pay the rent for the premises above-described.

     2. The Tenant shall, at the expiration of this lease, surrender the premises in as good a condition as when the Tenant entered the premises, ordinary wear and tear excepted. The Tenant shall keep all sidewalks on and around the premises free and clear of ice and snow; keep the entire exterior premises free from all litter, dirt,debris and obstructions; and keep the premises in a clean and sanitary condition as required by the ordinances of the city and county in which the property is situate.

     3. The Tenant shall not sublet any part of the premises, nor assign the lease, or any interest therein, without the written consent of the Landlord.

     4. The Tenant shall use the premises only as manufacturing and warehouse and shall not use the premises for any purposes prohibited by the laws of the United States or the State of Colorado, or of the ordinances of the city or town in which said premises are located, and shall neither permit nor suffer any disorderly conduct, noise or nuisance having a tendency to annoy or disturb any persons occupying adjacent premises.

     5. The Tenant shall neither hold, nor attempt to hold, the Landlord, its agents, contractors and employees, liable for any injury, damage, claims or loss to person or property occasioned by any accident, condition or casualty to, upon, or about the premises including, but not limited to , defective wiring, the breaking or stopping of the plumbing or sewage upon the premises, unless such accident, condition or casualty is directly caused by intentional or reckless acts or omission of the Landlord. Notwithstanding any duty the Landlord may have hereunder to repair or maintain the premises, in the event that the improvements upon the premises are damaged by the negligent, reckless or intentional act or omission of the Tenant or any employees, agent, invitees, licensees or contractors, the Tenant shall bear the full cost of such repair or replacement. The Tenant shall hold Landlord, Landlord's agents and their respective successors and assigns, harmless and indemnified from all injury, loss, claims or damage to any person or property while on the demised premises or any other part of Landlord's property, or arising in any way out of Tenant's business, which is occasioned by an act or omission of Tenant, its employees, agents, invitees, licensees or contractors. The Landlord is not responsible for any damage or destruction to the Tenant's personal property.

     6. The Tenant shall neither permit nor suffer said premises, or the walls or floors thereof, to be endangered by overloading, nor said premises to be used for any purpose which would render the insurance thereon void or the insurance risk more hazardous, nor make any alterations in or changes in, upon, or about said premises without first obtaining the written consent of the Landlord.

     7. The Tenant shall obtain and keep in full force, at Tenant's expense, fire and liability insurance as may be reasonably required by the Landlord. Tenant shall provide copies of such insurance policies upon the Landlord's request.

     8. The Tenant shall permit the Landlord to place a "For Rent" sign upon the leased premises at any time after sixty (60) days before the end of this lease.

     9. The Tenant shall allow the Landlord to enter upon the premises at any reasonable hour.

IT IS EXPRESSLY UNDERSTOOD AND AGREED BETWEEN LANDLORD AND TENANT AS FOLLOWS:

     10. the Tenant shall be responsible for paying the following:  [X] Electric
[X] Gas [X] Water [X] Sewer [X] Phone [X] Refuse Disposal [X] Janitorial Services [ ] Other All Expenses.

     The [ ] Landlord [X] Tenant agrees to keep all the improvements upon the premises, including but not limited to, structural components, interior and exterior walls, floors, ceiling, roofs, sewer connections, plumbing, wiring and glass in good maintenance and repair at their expense. In the event the Landlord is responsible for repair of the premises, the Tenant shall be obliged to notify the Landlord of any condition upon the premises requiring repair and the Landlord shall be provided a reasonable time to accomplish said repair.

     11. No assent, express or implied, to any breach or default of any one or more of the agreements hereof shall be deemed or taken to be a waiver of any succeeding or other breach or default.

     12. If, after the expiration of this lease, the Tenant shall remain in possession of the premises and continue to pay rent without a written agreement as to such possession, then such tenancy shall be regarded as a month-to-month tenancy, at a monthly rental, payable in advance, equivalent to the last month's rent paid under this lease, and subject to all the terms and conditions of this lease.

     13. If the premises are left vacant and any part of the rent reserved hereunder is not paid, then the Landlord may, without being obligated to do so, and without terminating this lease, retake possession of the said premises and rent the same for such rent, and upon such conditions as the Landlord may think best, making such changes and repairs as may be required, giving credit for the amount of rent so received less all expenses of such changes and repairs, and the Tenant shall be liable for the balance of the rent herein reserved until the expiration of the term of this lease.

     14. The Landlord acknowledges receipt of a deposit in the amount of $ 0 to be held by the Landlord for the faithful performance of all of the terms, conditions and covenants of this lease. The Landlord may apply the deposit to cure any default under the terms of this lease and shall account to the Tenant for the balance. The Tenant may not apply the deposit hereunder to the payment of the rent reserved hereunder or the performance of other obligations.

     15. If the Tenant shall be in arrears in payment of any installment of rent, or any portion thereof, or in default of any other covenants or agreements set forth in this lease, and the default remains uncorrected for a period of three (3) days after the Landlord has given written notice thereof pursuant to applicable law, then the Landlord may, at the Landlord's option, undertake any of the following remedies without limitation: (a) declare the term of the lease ended; (b) terminate the Tenant's right to possession of the premises and reenter and repossess the premises pursuant to applicable provisions of the Colorado Forcible Entry and Detainer Statute; (c) recover all present and future damages, costs and other relief to which the Landlord is entitled; (d) pursue breach of contract remedies; and/or (e) pursue any and all available remedies in law or equity. In the event possession is terminated by a reason of default prior to expiration of the term, the Tenant shall be responsible for the rent occurring for the remainder of the term, subject to the Landlord's duty to mitigate such damages. Pursuant to applicable law [13-40-104(d.5),(e.5) and 13-40-107.5, C.R.S.] which is incorporated by this reference, in the event repeated or substantial default(s) under the lease occur, the Landlord may terminate the Tenant's possession upon a written Notice to Quit, without a right to cure. Upon such termination, the Landlord shall have available any and all of the above-listed remedies.

     16. If the property or the premises shall be destroyed in whole or in part by fire, the elements, or other casualty and if, in the sole opinion of the Landlord, they cannot be repaired within ninety (90) days from said injury and the Landlord informs the Tenant of said decision; or if the premises are damaged in any degree and the Landlord informs the Tenant it does not desire to repair same and desires to terminate this lease, then this lease shall terminate on the date of such injury. In the event of such termination, the Tenant shall immediately surrender the possession of the premises and all rights therein to the Landlord; shall be granted a license to enter the premises at reasonable times to remove the Tenant's property; and shall not be liable for rent accruing subsequent to said event. The Landlord shall have the right to immediately enter and take possession of the premises and shall not be liable for any loss, damage or injury to the property or person of the Tenant or occupancy of, in or upon the premises.

     If the Landlord repairs the premises within ninety (90) days, this lease shall continue in full force and effect and the Tenant shall not be required to pay rent for any portion of said ninety (90) days during which the premises are wholly unfit for occupancy.

     17. In the event any dispute arises concerning the terms of this lease or the non-payment of any sums under this lease, and the matter is turned over to an attorney, the party prevailing in such dispute shall be entitled, in addition to other damages or costs, to receive reasonable attorneys' fees from the other party.

     18. In the event any payment required hereunder is not made within ten (10) days after the payment is due, a late charge in the amount of 18% of the payment will be paid by the Tenant.

     19. In the event of a condemnation or other taking by any governmental agency, all proceeds shall be paid to the Landlord hereunder, the Tenant waiving all right to any such payments.

     20. This lease is made with the express understanding and agreement that in the event the Tenant becomes insolvent, the Landlord may declare this lease ended, and all rights of the Tenant hereunder shall terminate and cease.

     21. The Tenant and the Landlord further agree:




     This lease shall be subordinate to all existing and future security interests on the premises. All notices shall be in writing and be personally delivered or sent by first class mail, unless otherwise provided by law, to the respective parties. If any term or provision of this lease shall be invalid or unenforceable, the remainder of this lease shall not be affected thereby and shall be valid and enforceable to the full extent permitted by law. This lease shall only be modified by amendment signed by both parties. This lease shall be binding on the parties, their personal representatives, successors and assigns. When used herein, the singular shall include the plural.



Attest:                                     /s/  Gary Schlatter          9-1-95
         --------------------------             --------------------------------
                                                                          Date



Attest:                                    By:  /s/  Gary Schlatter      9-1-95
         --------------------------            ---------------------------------
                                                                          Date


                                               ---------------------------------
                                                                          Date

                                   GUARANTEE

     For value received, I guarantee the payment of the rent and the performance of the covenants and agreements by the Tenant in the within lease.

-----------------------------------            ---------------------------------
                                                Signature                Date

                           ASSIGNMENT AND ACCEPTANCE

     For value received ...............,  assignor, assigns all right, title and interest in and to the within lease to .........................,  assignee, the heirs, successors and assigns of the assignee, with the express understanding and agreement that the assignor shall remain liable for the full payment of the rent reserved and the performance of all the covenants and agreements made in the lease by the Tenant. The assignor will pay the rent and fully perform the covenants and agreements in case the assignee fails to do so. In consideration of this assignment, the assignee assumes and agrees to make all the payments and perform all the covenants and agreements contained in the lease and agreed to by the Tenant.

-----------------------------------            ---------------------------------
Assignor                   Date                Assignee                   Date

                             CONSENT OF ASSIGNMENT

     Consent to the assignment of the within lease to ..........................
is hereby given, on the express condition, however, that the assignor shall remain liable for the prompt payment of the rent and performance of the covenants on the part of the Tenant as herein mentioned, and that no further assignment of said lease or sub-letting of the premises, or any part thereof, shall be made without further written agreement.


-----------------------------------            ---------------------------------
Signature                      Date            Signature                  Date


                             LANDLORD'S ASSIGNMENT

     In  consideration  of  One  Dollar,  in  hand  paid,  I  hereby  assign  to
 ..........................................my  interest in the within lease,  and the rent therein reserved.

                                               ---------------------------------
                                               Landlord                   Date